SECOND AMENDMENT
                                       TO
                      AMENDED AND RESTATED LETTER OF CREDIT
                           AND REIMBURSEMENT AGREEMENT

                  This SECOND AMENDMENT TO AMENDED AND RESTATED LETTER OF CREDIT AND REIMBURSEMENT AGREEMENT (this "Second Amendment") is made as of the 21st day of January, 2004, among SOUTH JERSEY INDUSTRIES, INC., a New Jersey corporation ("South Jersey"); MARINA ENERGY LLC, a New Jersey limited liability company ("Marina Energy"; and together with South Jersey, collectively, the "Obligors"); WACHOVIA BANK, NATIONAL ASSOCIATION, a national banking association having its principal offices in Charlotte, North Carolina ("Wachovia"), as the Fronting Bank (the "Fronting Bank"); WACHOVIA, as the Administrative Agent (the "Administrative Agent"); and the participating banks listed on the signature pages hereto (collectively, the "Banks"). Unless otherwise defined herein, capitalized terms used herein shall have the meanings ascribed to them in the Reimbursement Agreement (as defined below).

                                   WITNESSETH:

                  WHEREAS, the undersigned are parties to that certain Amended and Restated Letter of Credit and Reimbursement Agreement dated as of September 19, 2002 (as amended by that certain First Amendment to Amended and Restated Letter of Credit and Reimbursement Agreement dated as of August 21, 2003, the "Reimbursement Agreement"); and

                  WHEREAS, the Obligors have requested that the Administrative Agent, the Fronting Bank and the Banks agree (i) to extend the Stated Expiration Date of each Letter of Credit currently in effect, pursuant to the terms and conditions of Section 2.15 of the Reimbursement Agreement, and (ii) to make certain modifications to the terms of the Reimbursement Agreement, including without limitation, an amendment to the definition of "Permitted Indebtedness" set forth therein, and the Administrative Agent, the Fronting Bank and the Banks have agreed to grant such extension and to make such modifications, on the terms and conditions set forth in this Second Amendment.

                  NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein, the premises set forth above (which are incorporated herein by this reference) and for other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, the undersigned agree as follows:

                  1. Extension of the Stated Expiration Date of each Letter of Credit. Pursuant to the provisions of Section 2.15 of the Reimbursement Agreement, the undersigned agree as follows:

                     a. By notice to the Administrative Agent, given more than ninety (90) days before the Stated Expiration Date of each Letter of

                                     Page 1

         Credit currently in effect, the Obligors have requested the Fronting Bank, with the consent of all of the Banks, to extend the Stated Expiration Date of each such Letter of Credit to September 19, 2005.

                     b. The Fronting Bank and the Banks have elected to so extend the Stated Expiration Date for each such Letter of Credit currently in effect and have requested that the Administrative Agent deliver to the Obligors a Notice of Extension designating the date to which the Stated Expiration Date for each such Letter of Credit shall be extended and the conditions for the consent of the Fronting Bank and the Banks.

                     c. Upon satisfaction of all conditions set forth in the Notice of Extension, all references in the Reimbursement Agreement to the Stated Expiration Date as to each such Letter of Credit currently in effect shall be deemed to be references to the date of September 19, 2005, as such date may be further extended in accordance with Section
         2.15 of the Reimbursement Agreement.

                  2. Amendments to Reimbursement Agreement. The Reimbursement Agreement is amended as follows:

                  (a) Section 1.01 of the Reimbursement Agreement is amended by deleting the reference to the amount of "$100,000,000" in item (2) of the definition of "Permitted Indebtedness" and replacing it with a reference to the amount of "$120,000,000."

                  3. Representations and Warranties. The Obligors hereby represent and warrant that (a) all of the representations and warranties contained in Article IV of the Reimbursement Agreement are true, correct and complete as of the date hereof as if made on and as of the date hereof, and (b) no Default or Event of Default has occurred and is continuing on the date hereof before or after giving effect to this Second Amendment.

                  4. Conditions Precedent. This Second Amendment shall become effective as of the date hereof, upon the satisfaction of the following conditions precedent:

                     a. Execution By All Parties. This Second Amendment shall have been executed and delivered by each of the parties hereto.

                     b. Other Documents. The Administrative Agent shall have received such other documents, approvals and opinions as the Administrative Agent, the Fronting Bank and the Banks may reasonably request.

                     c. Fees. The Administrative Agent shall have received (for its own account and the account of the Banks, as applicable) all of the fees required to be received in connection with this Second Amendment, including, without limitation, the fees set forth in that certain Fee Arrangement Letter dated December 19, 2003, among the Administrative Agent, Wachovia Capital Markets, LLC, and the Obligors.

                  5. Expenses. The Obligors shall pay (a) all out-of-pocket expenses of the Administrative Agent (including reasonable fees and disbursements of counsel for the Administrative Agent) in connection with the

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preparation of this Second Amendment and any other instruments or documents to be delivered hereunder, any waiver or consent hereunder or thereunder or any amendment hereof or thereof; and (b) if an Event of Default occurs, all out-of-pocket expenses incurred by the Administrative Agent and each of the Banks, including fees and disbursements of counsel for the Administrative Agent and each of the Banks, in connection with such Event of Default and collection and other enforcement proceedings resulting therefrom, including out-of-pocket expenses incurred in enforcing the Reimbursement Agreement as amended by this Amendment, and each Related Document.

                  6. Successors and Assigns. This Second Amendment shall be binding upon and inure to the benefit of each of the parties hereto and its respective successors and assigns. The successor and assigns of such entities shall include, without limitation, their respective receivers, trustees, or debtors-in-possession.

                  7. Further Assurances. The Obligors hereby agree from time to time, as and when requested by the Administrative Agent, to execute and deliver or cause to be executed and delivered, all such documents, instruments and agreements and to take or cause to be taken such further or other action as the Administrative Agent may reasonably deem necessary in order to carry out the intent and purposes of this Second Amendment.

                  8. Ratification. Except as herein provided, the Reimbursement Agreement shall remain unchanged and shall continue to be in full force and effect and is hereby ratified and confirmed in all respects. It is the intention and understanding of the parties hereto that this Second Amendment shall act as an amendment to the Reimbursement Agreement and shall not act as a novation of the indebtedness evidenced by the Reimbursement Agreement.

                  9. General. References (i) in the Reimbursement Agreement to "this Agreement" (and indirect references such as "hereunder," "hereof" and words of like import referring to the Reimbursement Agreement), and (ii) in the Related Documents to "the Reimbursement Agreement" (and indirect references such as "thereunder," "thereof" and words of like import referring to the Reimbursement Agreement) shall be deemed to be references to the Reimbursement Agreement as amended by this Second Amendment.

                  10. Definitions. All references to the singular shall be deemed to include the plural and vice versa where the context so requires.

                  11. Governing Law. THIS SECOND AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO NEW YORK CHOICE OF LAW PRINCIPLES.

                  12. Severability. Wherever possible, each provision of this Second Amendment shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Second Amendment shall be prohibited by or invalid under such law, then such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Second Amendment.

                                     Page 3

                  13. Execution in Counterparts. This Second Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

                  14. Section Headings. The section headings herein are for convenience of reference only, and shall not affect in any way the interpretation of any of the provisions hereof.



                            [SIGNATURE PAGES FOLLOW]

                                     Page 4



                  IN WITNESS WHEREOF, this Second Amendment has been duly executed by each of the undersigned as of the day and year first set forth above.



                                        SOUTH JERSEY INDUSTRIES, INC.


                                        By: /s/ DAVID A. KINDLICK
                                           ___________________________________
                                            David A. Kindlick
                                            Vice President, Treasurer &
                                              Chief Financial Officer





                                        MARINA ENERGY LLC

                                        By:   South Jersey Industries, Inc.
                                        Its:  Sole Member


                                        By: /s/ DAVID A. KINDLICK
                                            __________________________________
                                            David A. Kindlick
                                            Vice President, Treasurer &
                                              Chief Financial Officer

                    Second Amendment to Amended and Restated
                  Letter of Credit and Reimbursement Agreement



                                     Page S1





                                       WACHOVIA  BANK,   NATIONAL   ASSOCIATION,
                                       as  Administrative Agent, as Fronting
                                       Bank and as a Bank


                                       By:/s/ LAWRENCE P. SULLIVAN
                                          ------------------------------------
                                          Lawrence P. Sullivan
                                          Vice President





                    Second Amendment to Amended and Restated
                  Letter of Credit and Reimbursement Agreement



                                    Page S2

                                      HUDSON UNITED BANK,
                                      as a Bank


                                      By: /s/ ANTHONY S. FEDELI
                                         -------------------------------------
                                      Name: Anthony S. Fedeli
                                         -------------------------------------
                                      Title: Senior Vice President
                                         -------------------------------------






                    Second Amendment to Amended and Restated
                  Letter of Credit and Reimbursement Agreement


                                    Page S3

                                      COMMERCE BANK, N.A.,
                                      as a Bank


                                      By:  /s/ GERARD L. GRADY
                                         --------------------------------------
                                         Name: Gerard L. Grady
                                            -----------------------------------
                                         Title: Senior Vice President
                                            -----------------------------------

                    Second Amendment to Amended and Restated
                  Letter of Credit and Reimbursement Agreement


                                    Page S4

                                      SUN NATIONAL BANK,
                                      as a Bank


                                      By: /s/ PETER VILLA
                                         --------------------------------------
                                         Name: Peter Villa
                                            -----------------------------------
                                         Title:  Vice President
                                            -----------------------------------




                    Second Amendment to Amended and Restated
                  Letter of Credit and Reimbursement Agreement


                                    Page S5